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                                                                    EXHIBIT 23.1


                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS


InfoCure Corporation
Atlanta, Georgia

         We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement on Form S-8 of our report dated February 21, 2000, relating to the consolidated financial statements and schedule of InfoCure Corporation and subsidiaries appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 1999.


BDO Seidman, LLP
Atlanta, Georgia
February 28, 2001